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                                                                     EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANT



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-86126, Nos. 33-86128 and Nos. 33-84584) of
Integrity Incorporated of our report dated February 19, 1999 appearing on page 18 of this Form 10-K.


PRICEWATERHOUSECOOPERS LLP
Atlanta, Georgia

March 25, 1999